                                                                    Exhibit 10.6



                                 Description of
                                ----------------
                          Executive Life Insurance Plan
                         -------------------------------



1.    Effective date 9/1/01.

2. Provides company paid term life insurance to executive officers and certain other officers in the amount of 3X base salary, with a maximum benefit of $5,000,000. Also provides a matching amount of coverage for accidental death and a dismemberment benefit.

3.    Replaces all other life insurance for the participating officers.